UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):                    May 1, 2006


                                  CORTECH, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-20726                 84-0894091
         --------                        -------                 ----------
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)

            376 Main Street
              P.O. Box 74
        Bedminster, New Jersey                                        07921
        ----------------------                                        -----
(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code:      (908) 234-1881

                                 Not Applicable
                                 --------------
           Former name or former address, if changed since last report





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:




[  ] Written  communications  pursuant  to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant  to Rule  14a-12 under the  Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
--------- ----------------------------------------------------------------------
          Appointment of Principal Officers
          ---------------------------------

     Cortech, Inc., ("the Company") today announced the resignation of Sue Ann Merrill, Chief Financial Officer of the Company, effective May 15, 2006. Mrs. Merrill's decision to resign was based on personal reasons and she did not have any disputes or disagreements with the Company or its management.

     The Company also announced that Mr. Bryan P. Healey will replace Mrs. Merrill as Chief Financial Officer and Principal Accounting Officer, after an initial two-week transition period.

     Mr. Healey, 35, is a Certified Public Accountant, holding B.S. and M.S. degrees. From September 1995 until April 30, 2006, Mr. Healey was with Bowman & Company, LLP, a regional accounting firm headquartered in Voorhees, New Jersey. Mr. Healey held various positions, culminating in Audit Manager since July 2001. Mr. Healey is the son-in-law of Paul O. Koether, Chairman of the Board and Chief Executive Officer of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Cortech, Inc.




May 1, 2006                                  By:/s/ Paul O. Koether
                                                --------------------------------
                                                Name: Paul O. Koether
                                                Title: Chairman